Filed Pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024

Pacer Metaurus US Large Cap Dividend Multiplier 400 ETF (QDPL)
(the “Fund”)
January 16, 2024
Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated August 31, 2023, as previously supplemented
Effective February 1, 2024, Pacer Advisors, Inc. (the “Adviser”), the investment adviser to the Fund, has contractually agreed to lower its management fee for the Fund to 60 basis points (0.60%). Prior to February 1, 2024, the management fee was 0.79%. All references to the Fund’s management fee in the Summary Prospectus, Prospectus, and Statement of Additional Information are hereby supplemented to reflect the aforementioned management fee change.
The following information replaces the sections of the Summary Prospectus and Prospectus entitled “Fees and Expenses of the Fund” and “Example”:
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.